Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)
     (2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                                Bail Corporation
                                ----------------
                (Name of Registrant as Specified in Its Charter)

                                       N/A
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):
[X]  No fee required. (Rule 14a-6(i)(2))
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     1)   Title of each class of securities to which transaction applies:
     2)   Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     4)   Proposed maximum aggregate value of transaction:
     5)   Total fee paid:
[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)   Amount Previously Paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:

                                Bail Corporation
                                  11952 Farley
                          Shawnee Mission, Kansas 66213

July 25, 2001

Dear Bail Corporation shareholder:

     I am pleased to invite you to Bail Corporation's 2001 annual meeting of shareholders. The meeting will be at 10:00 a.m. on Friday, August 10, 2001, at 11952 Farley, Shawnee Mission, Kansas.

     At the meeting, you and the other shareholders will vote on the election of directors as outlined in the accompanying notice of meeting, to approve an amendment to the articles of incorporation to change the name of the company, to approve an amendment to the articles of incorporation to provide for staggered terms for the company's board of directors, and on any other business that properly comes before the meeting.

     We hope you can join us on Friday, August 10, 2001. Your vote is important. To vote at the meeting please either attend the meeting or complete, sign and date the enclosed proxy card and return it in the accompanying postage-paid envelope. If you intend to attend the meeting in person, please call 913-814-8313 to RSVP and get directions.

     Thank you for your continued support.

                                            Very truly yours,

                                            /s/ Charles A. Ross, Sr.
                                            ------------------------
                                            Charles A. Ross, Sr.
                                            Chairman of the Board and President

                                Bail Corporation
                    Notice of Annual Meeting of Shareholders

Date:
     Friday, August 10, 2001

Time:
     10:00 a.m.

Place:
     11952 Farley
     Shawnee Mission, Kansas

Purpose:
     To vote on the following matters:

          1. Elect Charles A. Ross, Sr. to serve during the ensuing year or, if the staggered term proposal passes, until his successor is elected and qualified;

          2. Adopt an amendment to the company's Articles of Incorporation, attached as Exhibit A, changing the name of the company to "Vista Exploration Corporation;"

          3. Adopt an amendment to the company's Articles of Incorporation, attached as Exhibit A, providing for staggered terms for the company's directors;

          4. Transact such other business as may properly come before the meeting.

     Further information about the meeting is contained in the accompanying proxy statement. All shareholders of record on July 23, 2001 may vote at this meeting.

     Your vote is important. If you do not plan to attend the meeting, please sign, date and promptly return the enclosed proxy. A postage-paid reply envelope is enclosed for your convenience. A shareholder who submits a proxy may revoke it at any time before the vote is taken at the meeting.

                                            By Order of the Board of Directors

                                            /s/ Charles A. Ross, Sr.
                                            ------------------------
                                            Charles A. Ross, Sr.
                                            Chairman of the Board and President

July 25, 2001

                                Bail Corporation
                                  11952 Farley
                          Shawnee Mission, Kansas 66213
                                 (913) 814-8313

                                 PROXY STATEMENT

                         Annual Meeting of Shareholders
                           To Be Held August 10, 2001

General

     This proxy statement contains information about the 2001 annual meeting of stockholders of Bail Corporation to be held at 11952 Farley, Shawnee Mission, Kansas on Friday, August 10, 2001, at 10:00 a.m. local time. The Company's Board of Directors is using this proxy statement to solicit proxies for use at the annual meeting. In this proxy statement "Bail" and "the Company" both refer to Bail Corporation. This proxy statement and the enclosed proxy card are being mailed to you on or about July 25, 2001.

Purpose of the Annual Meeting

     At the Company's annual meeting, stockholders will vote on the election of directors as outlined in the accompanying notice of meeting, to approve an amendment to the articles of incorporation to change the name of the Company, to approve an amendment to the articles of incorporation to provide for staggered terms for the Company's board of directors, and on any other business that properly comes before the meeting. As of the date of this proxy statement, the Company is not aware of any business to come before the meeting other than the items noted above.

Who Can Vote

     Only stockholders of record at the close of business on the record date of July 23, 2001, are entitled to receive notice of the annual meeting and to vote the shares of Bail common stock they held on that date. As of July 23, 2001, there were 5,640,000 shares of Bail common stock issued and outstanding. Holders of Bail common stock are entitled to one vote per share and are not allowed to cumulate votes in the election of directors. The enclosed proxy card shows the number of shares that you are entitled to vote.

How to Vote

     All Bail Corporation stockholders hold their shares in their own name (as a "stockholder of record"). You may give instructions on how your shares are to be voted by marking, signing, dating and returning the enclosed proxy card in the accompanying postage-paid envelope.

     A proxy, when executed and not revoked, will be voted in accordance with its instructions. If no instructions are given, proxies will be voted FOR management's slate of directors, the amendment to the articles of incorporation to change the name of the Company, and the amendment to the articles of incorporation to provide for staggered terms for the Company's board of directors.

Revoking a Proxy

     You may revoke a proxy before the vote is taken at the meeting by:

     o    submitting a new proxy with a later date,

     o    by voting at the meeting, or

     o    by filing a written revocation with Bail's president.

Your attendance at the annual meeting will not automatically revoke your proxy.

Quorum and Voting Requirements

     A quorum of stockholders is necessary to hold a valid meeting. A quorum will exist if stockholders of a majority of the outstanding shares of common stock are present at the meeting in person or by proxy. Abstentions count as present for establishing a quorum. Shares held by Bail in its treasury are not entitled to vote and do not count toward a quorum. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.

     If a quorum is present, the affirmative vote of a majority of shares represented in person or by proxy will be required to elect the directors, amend the articles of incorporation, and to decide any other matter which may properly be submitted to a vote at the meeting. Any shares present but not voted, including abstentions, will not be considered when counting votes cast for or against a proposal.

Payment of Proxy Solicitation Costs

     The Company will pay all costs of soliciting proxies. The solicitation will be made by mail. In addition to mailing proxy solicitation material, Bail's management also may solicit proxies in person, by telephone, or by other electronic means of communication.

The Company's Annual Report

     A copy of Bail's Annual Report on Form 10-K for the year ended March 31, 2001 is enclosed with this proxy statement. Upon written request, the Company will provide copies of the exhibits to this report for a charge limited to its reasonable expenses in furnishing the exhibits. Requests for exhibits should be directed to Bail Corporation, 11952 Farley, Shawnee Mission, Kansas 66213,
Attention: Charles A. Ross, Sr.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of July 23, 2001, the common stock ownership of each person known by Bail to be the beneficial owner of 5% or more of Bail's common stock (a "Principal Stockholder"), all directors, persons nominated to be directors, and officers individually and all directors and officers of Bail as a group. Except as noted, each person has sole voting and investment power with respect to the shares shown. All shares are "restricted securities" and as such are subject to limitations on resale. The shares may be sold pursuant to Rule 144 under certain circumstances. There are no contractual arrangements or pledges of Bail's securities, known to Bail, which may at a subsequent date result in a change of control of the Company.


                                                       Shares          Options
                                                    beneficially     exercisable      Total shares      Percent
       Name, Address and Position                  owned excluding    within 60       beneficially    beneficially
          of Beneficial Owner                          options          days            owned (1)        owned
          -------------------                          -------          ----            ---------        -----
Charles A. Ross, Sr., Director and President /         900,000            0              900,000           16%
Director Nominee
11952 Farley
Shawnee Mission, KS 66213

   All directors and executive officers as a           900,000            0              900,000           16%
   group (1 person):

Jeffrey P. Frazier, Principal Stockholder             1,000,000           0             1,000,000         17.7%
2956 Nova Road
Pine, CO 80470

Gary J. Grieco, Principal Stockholder                 1,250,000           0             1,250,000         22.2%
2856 La Casita Avenue
Las Vegas, NV 89120

Terrie L. Pham, Principal Stockholder                 1,000,000           0             1,000,000         17.7%
16511 E. 27 Terrace
Independence, MO 64055

The Hedge Fund, LLC, Principal Stockholder             360,000            0              360,000           6.4%
Brad Berveri, Managing Member
15139 W. 119th
Overland Park, KS 66062

----------

(1) According to Rule 13d-3 under the Securities Exchange Act of 1934, a beneficial owner of securities includes any person who directly or indirectly has, or shares, voting power and/or investment power with respect to such securities. Rule 13d-3 also includes as a beneficial owner of a security any person who has the right to acquire beneficial ownership of such security within 60 days through any means, including the exercise of any option, warrant or conversion of a security. Any securities not outstanding which are subject to such options, warrants or conversion privileges are deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person. Those securities are not deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person.

     On or about March 3, 2001, the Company entered into an Agreement for the Purchase of Common Stock with Corporate Management Services, Inc. and Charles A. Ross, Sr. pursuant to which Corporate Management sold 900,000 shares of Bail common stock to Mr. Ross for $1,000 in cash. This purchase gave Mr. Ross 73.2% of the outstanding shares of the Company's common stock. Mr. Ross acquired the shares in order to acquire control of Bail and to change Bail from an inactive company to a company active in the oil and gas business. Pursuant to that agreement, on April 10, 2001, Mr. Andrews resigned as the Company's sole officer and director and Mr. Ross became the sole officer and director.

     On April 30, 2001, the Company closed a private placement of its common stock pursuant to which it sold an aggregate of 3,300,000 shares to 6 shareholders for an aggregate purchase price of $33,000 in cash ($0.01 per share). As a result of these sales, Mr. Ross' percentage ownership dropped to 19.9% and three of the investors, Ms. Pham and Messrs. Frazier and Grieco, each acquired a 22.1% interest in the Company. According to reports filed with the SEC by Ms. Pham and Mr. Frazier, such shares were acquired as a passive investment in Bail and not in an attempt to obtain control of the Company.

     On June 7, 2001, the Company closed a private placement of its common stock pursuant to which it sold an aggregate of 750,000 shares to 3 shareholders for an aggregate purchase price of $75,000 in cash ($0.10 per share). As a result of these sales, Mr. Ross' percentage ownership dropped to 17% and Ms. Pham's and Mr. Frazier's percentage ownership each dropped to 18.9%. Mr. Grieco purchased 250,000 shares in the offering and increased his percentage ownership to 23.7%.

     On June 28, 2001, the Company closed a private placement of its common stock pursuant to which it sold 360,000 shares to 1 shareholder for a purchase price of $90,000 in cash ($0.25 per share). As a result of this sale, Mr. Ross' percentage ownership dropped to 16%, Ms. Pham's and Mr. Frazier's percentage ownership each dropped to 17.7%, and Mr. Grieco's percentage ownership dropped to 22.2%.

                       PROPOSAL ONE: ELECTION OF DIRECTORS

Directors and Executive Officers

     The following table sets forth the name, age and position of each of our officers and directors as of the date of this proxy solicitation.

Name                   Age     Position                  Term
----                   ---     --------                  ----

Charles A. Ross, Sr.   61      President and Director    April 2001 to July 2001

     There are no agreements or understandings for our sole officer and director to resign at the request of another person nor is he acting on behalf of or at the direction of any other person.

Election of Directors

     Under the Company's current articles of incorporation and bylaws, all directors of the Company are elected annually unless no annual stockholders' meeting is held, in which event the directors serve until their successors are duly elected and qualified. However, if the staggered board of directors proposal to be voted on at this annual meeting is approved, the directors will be divided into three classes, Class A, Class B and Class C. The initial Class A director will be elected for three years, the initial Class B director for 2 years, and the initial Class C director for one year. Upon the expiration of the initial staggered terms, directors will be elected for terms of three years, to succeed those whose terms have expired. The merits of this proposal are discussed in detail below in Proposal Three.

     The Company's board of directors consists of three directors and currently there are two vacancies. Mr. Charles Ross, the sole director, is actively seeking qualified individuals to serve as directors on the Company's board.

     At this annual meeting, Mr. Ross is to be elected to serve either for: (i) one year or until his successor is duly elected and qualified, if the staggered board of directors proposal is not accepted; or (ii) if the staggered board proposal is accepted, Mr. Ross (as the Class A director) will serve for a three-year term.

     Under the Company's current articles of incorporation and bylaws, vacancies occurring in the Company's board of directors may be filled by the vote of the remaining directors or by the vote of the shareholders. If and when one or both of the vacancies are filled, each of the two new directors will serve either for: (i) one year or until his successor is duly elected and qualified, if the staggered board of directors proposal is not accepted; or (ii) if the staggered board proposal is accepted, the Class B director will serve for a two-year term and the Class C director will serve for a one-year term.

     Mr. Charles Ross currently is the Company's sole nominee for directorship. He currently is serving as the Company's sole director.

     The Board of Directors as a whole acts as the nominating committee, selecting the director nominees. The Board will consider suggestions by stockholders for names of possible future nominees when delivered in writing to the President of the Company on or before March 1 in any year for election at the next annual meeting.

     The proxies will be voted in favor of the nominee unless a contrary specification is made in the proxy. The nominee has consented to serve as a director of the Company if elected. However, if any nominee is unable to serve or for good cause will not serve as a director, the persons named in the proxy intend to vote in their discretion for a substitute who will be designated by the Board of Directors.

     The Board of Directors recommends voting "FOR" electing the nominee.

Nominees for Election as Directors

     Biographical information, including principal occupation and business experience during the last five years, of each nominee for director is set forth below.

Class A Director                                                           Age
----------------                                                           ---

Charles A. Ross, Sr. has served the Company as its President and sole       61
director since April 10, 2001. From June 1998 until March 2001, Mr.
Ross was self-employed and an investor. From August 1995 until May
1998, he was the President and CEO and a director of Edgerton
Technology, Inc. and from July 1996 until May 1998 he was the Chairman of the Board, President, CEO and Treasurer of Edgerton Musical
Amplifiers, Inc. From August 1992 to August 1995, Mr. Ross was a self-employed consultant and investor.

Other public companies in which Mr. Ross served as an officer or director include Copilot Electronic Products, Inc. from 1989 to 1992, Birdview Satellite Communications, Inc. from 1981 to 1986, and Kustom Electronics, Inc. from 1965 to 1973. In 1968 he was named Kansas Small Businessman of the Year by the Small Business Administration.

Class B Director
----------------

No nominee.

Class C Director
----------------

No nominee.

Committees

     Since its inception, the Company's Board of Directors has consisted of only one member, who would not be considered an independent or "outside" member of the Board. Therefore, the Company has no members on its Board who qualify for an audit or compensation committee. As a result, the Company has been conducting operations without an independent audit or compensation committee and without a nominating committee. Consequently, the Company has not been required to adopt an audit committee charter nor has it issued an audit committee report which normally would accompany this proxy statement.

     The Board of Directors had no meetings during the last fiscal year and thus no director attended less than 75 percent of the meetings of the Board. All actions taken by the Board of Directors during the last fiscal year were taken pursuant to a unanimous written consent of the Board.

Executive Compensation

     The following table sets out the annual compensation paid to our sole officer for the last three fiscal years. No executive officer of ours received annual compensation in excess of $100,000 during the last three fiscal years.


Summary Compensation Table

                                                 Long-Term Compensation
                  Annual Compensation                     Awards               Payouts
                  -------------------                     ------               -------

                                                  Restricted  Securities
Name and      Fiscal                      Other     Stock     Underlying    LTIP
Principal      Year     Salary    Bonus   Annual    Awards     Options/    Payouts  All Other
Position      Ending     ($)       ($)    Comp.      ($)       SARs (#)      ($)    Comp.($)
--------      ------     ---       ---    -----      ---       --------      ---    --------
George
Andrews,      3/31/01     0         0       0         0            0          0        0
former        4/30/00     0         0       0         0            0          0        0
President     4/30/99     0         0       0         0            0          0        0


Officer Compensation

     As of the date hereof, no executive officer has received any compensation for services rendered to us nor have they accrued any compensation pursuant to any agreement with us. In the future, we likely will compensate our officers for their services.

Option Exercises and Values

     None of our executive officers holds any stock options to purchase our common stock.

Long-Term Incentive Plans

     We do not have any long-term incentive plans. No retirement, pension, profit sharing, stock option, insurance programs or other similar programs have been adopted by us for the benefit of our employees.

Employment Contracts and Termination of Employment Arrangements

     There are no other compensatory plans or arrangements, including payments to be received from us, with respect to the resignation, retirement or other termination of the employment of any executive officer or related to a change in control in us.

Director Compensation

     None of our directors received any compensation during our most recent fiscal year for serving in their position as directors. If we do have funds available in the future, we likely will reimburse our directors for expenses incurred by them in their duties as a director.

Certain Relationships and Related Transactions

     On April 11, 1998, we issued a total of 1,000,000 shares of our common stock to Corporate Management Services, Inc., or CMS, in exchange for services related to management and organization costs of $500. Mr. George Andrews, our sole officer and director until April 2001, is the sole director and a 50% shareholder of CMS. From April 11, 1998, to April 10, 2001, CMS provided us with administrative and marketing services on an as-needed basis without additional charge.

     Additionally, from inception to March 31, 2001, we incurred an expense of $100 per month for rent and other administrative services which were performed by CMS on our behalf. As of March 31, 2001, we had incurred rent and administrative service expenses totaling $3,600, which amount has been forgiven by CMS and credited to additional paid-in capital on our financial statements.

     From April 11, 1998, to April 10, 2001, CMS advanced to us any additional funds which we needed for operating capital and for costs in connection with searching for or completing an acquisition or merger. Such advances were made without expectation of repayment (other than offsets of earned interest) unless the owners of a business which we acquired or merged with agreed to repay all or a portion of such advances. As of March 31, 2001, CMS had advanced a total of $5,155 to us for legal, accounting, general and administrative expenses, which amount was treated as an accrued liability on our financial statements but which was forgiven by CMS as of April 30, 2001.

     On or about March 3, 2001, we and CMS entered into an Agreement for the Purchase of Common Stock with Charles A. Ross, Sr. pursuant to which CMS sold 900,000 shares of our common stock to Mr. Ross for $1,000. Pursuant to that agreement, on April 10, 2001, Mr. Andrews resigned as our sole officer and director and Mr. Ross became our sole officer and director.

             PROPOSAL TWO: AMENDMENT TO ARTICLES OF INCORPORATION TO
                           CHANGE THE COMPANY'S NAME

     The Board of Directors has determined that the name of the Company should be changed to Vista Exploration Corporation to better identify the Company's principal business of exploiting oil and gas production. This amendment to the Company's articles of incorporation would not have any negative effect on the shareholders of the Company. The full text of this proposal is set forth in
Article 1 of Exhibit A attached to this proxy statement.

     The Board of Directors recommends that the stockholders vote "FOR" approval of the amendment to the articles of incorporation to change the Company's name.

            PROPOSAL THREE: AMENDMENT TO ARTICLES OF INCORPORATION TO
                     PROVIDE FOR STAGGERED DIRECTORS TERMS

     The Company's current articles of incorporation and bylaws provide that the number of directors of the Company shall be fixed from time to time by the Board of Directors, provided that the number of directors shall be not less than three nor more than nine. The Board of Directors has fixed the number of directors at three. The election and removal of directors is governed by the Company's bylaws which provide that each director serves until the next annual meeting of stockholders or until his successor has been elected and qualified. Additionally, a director may be removed with or without cause by a majority vote of the stockholders at a meeting called for such purpose or by a sufficient number of other candidates receiving more votes than the director at the next annual meeting.

     Because the directors of the Company will be directly affected by the staggered board proposal, they may be deemed to have an interest in the outcome of such proposal.

     The Board of Directors has proposed to institute a staggered board of directors consisting of three classes of directors (the "Staggered Board"). Each class must contain one-third of the total number of directors, or as near thereto as possible. The initial Class A will consist of one director designated as the Chairman of the Board and the initial Class B and Class C each will consist of one director. The directors proposed to be in each class are identified in the "Nominees for Election of Directors" section under "Proposal
One: Election of Directors" of this proxy statement. The term of the Class C director will expire at the next annual meeting of shareholders. The term of the Class B director will expire at the second annual meeting following adoption of the Staggered Board and the term of the Class A director will expire at the third annual meeting following adoption of the Staggered Board. Following the expiration of their initial terms, directors will be elected for terms of three years to succeed those whose terms expire.

     The overall effect of the Staggered Board would be to render more difficult the accomplishment of certain acquisitions of control by hostile third parties. At the same time, such amendment would make it more difficult to remove current management and the Board and may have other anti-takeover effects, both favorable and unfavorable, to the Company's shareholders.

     The full text of the Staggered Board proposal is set forth in Article 5 of Exhibit A attached to this proxy statement. If the Staggered Board proposal is adopted, the Board of Directors will adopt a corresponding amendment to the Company's bylaws, without separate shareholder consent.

Consideration in Support of the Staggered Board Proposal

     The Board of Directors believes that the Staggered Board proposal will enhance its ability to protect stockholders against attempts to acquire control of the Company by means of unfair or abusive tactics that exist in many unsolicited takeover attempts. The Staggered Board proposal would encourage persons seeking to acquire control of the Company to engage in good faith, arms-length negotiations with the Board regarding the structure of their proposal, rather than waging a hostile proxy contest, and would permit the Board to engage in such negotiations from a stronger position. In addition, the Staggered Board proposal would facilitate the Company's attracting and retaining qualified Board members and hiring and retaining competent management personnel by increasing the likelihood of a stable employment environment. The Company also believes that ensuring continuity of service among the Board members and three-year commitments for Board service is desirable.

Other Considerations

     The Staggered Board proposal could have the effect of deterring certain third parties from initiating proxy contests or from acquiring substantial blocks of the Company's shares. Such proxy contests and acquisitions of substantial blocks of shares tend to increase, at least temporarily, market prices for the target company's stock. Consequently, if the Staggered Board proposal is approved, the Company's shareholders could be deprived of temporary opportunities to sell their shares at higher market prices. Moreover, by possibly deterring proxy contests or acquisitions of substantial blocks of the Company's common stock, the Staggered Board proposal might have the incidental effect of inhibiting certain changes in incumbent management, some or all of whom may be replaced in the course of a change in control.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under U.S. securities laws, directors, executive officers and persons holding more than 10% of Bail common stock must report their initial ownership of the common stock and any changes in that ownership in reports which must be filed with the SEC and the Company. The SEC has designated specific deadlines for these reports and Bail must identify in this proxy statement those persons who did not file these reports when due.

     Based solely on a review of reports provided to the Company by its directors, executive officers and persons holding more than 10% of the Company's common stock, all reports regarding transactions in the Company's securities required to be filed for the period from May 1, 2000, to March 31, 2001, by
Section 16(a) under the Securities Exchange Act of 1934 were timely filed except the initial statement of ownership on Form 3 for Mr. Charles Ross.

                             INDEPENDENT ACCOUNTANTS

     The Board of Directors has selected Cordovano & Harvey, P.C. as the independent public accountants to audit the financial statements of Bail for its 2001-2002 fiscal year. Cordovano & Harvey, P.C. has served as Bail's independent accountants since 1998 and is familiar with its business and financial procedures. To the knowledge of management, neither Cordovano & Harvey, P.C. nor any of its members has any direct or material indirect financial interest in the Company nor any connection with the Company in any capacity other than as independent public accountants. A representative of Cordovano & Harvey, P.C. is not expected to be present at the annual meeting but will have an opportunity to make a statement if he desires to do so and to respond to appropriate questions.

Audit Fees

     Cordovano & Harvey, P.C. billed the Company an aggregate of $_____ for professional services rendered in the audit of the Company's financial statements for its fiscal year ended March 31, 2001, and rendered in the review of the Company's financial statements for its three fiscal quarters ended July 31, 2000, October 31, 2000, and January 31, 2001.

Financial Information System Design and Implementation

     During the most recent completed fiscal year, Cordovano & Harvey, P.C. did not perform any financial information system design or implementation services for the Company.

All Other Fees

     During the most recent completed fiscal year, Cordovano & Harvey, P.C. did not perform any services for the Company other than the review and audit of the Company's financial statements.

                          FUTURE STOCKHOLDER PROPOSALS

     The Board of Directors has amended the Company's bylaws to provide that the annual meeting of the Company's stockholders shall be held at 10:00 a.m. on the third Friday in the month of July in each year. Any Bail stockholder proposal for the annual meeting of stockholders in 2002 must be received by the Company before March 9, 2002, for the proposal to be included in the Bail proxy statement and form of proxy for that meeting. If notice of a proposal for which a stockholder will conduct his or her own proxy solicitation is not received by the Company by May 25, 2002, proxies solicited by the Board of Directors may use their discretionary voting authority when the matter is raised at the meeting, without including any discussion of the matter in the proxy statement.

                                  OTHER MATTERS

     Management does not know of any other matters to be brought before the annual meeting of stockholders. If any other matters not mentioned in this proxy statement are properly brought before the meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

                                         By Order of the Board of Directors

                                         /s/ Charles A. Ross, Sr.
                                         ------------------------
                                         Charles A. Ross, Sr.
                                         Chairman of the Board and President

July 25, 2001

                                                                       Exhibit A


                 Proposed Amendment to Articles of Incorporation
                                       to
                         Change the Name of the Company
                                     and to
                   Provide for a Staggered Board of Directors

                           FIRST ARTICLES OF AMENDMENT

                                     TO THE

                            ARITCLES OF INCORPORATION

                                       OF

                                BAIL CORPORATION


     Bail Corporation, a Colorado corporation (the "Corporation"), pursuant to the provisions of the Colorado Business Corporation Act, hereby amends its Articles of Incorporation, as filed with the Secretary of State on April 9, 1998 (the "Articles of Incorporation"). These First Articles of Amendment were adopted by vote of the Corporation's Board of Directors on April 23, 2001, and by vote of the Corporation's shareholders on ___, 2001.

     The Articles of Incorporation are hereby amended by striking in their entirety Articles FIRST and FIFTH and by substituting in lieu thereof the following:

          "FIRST: The name of the corporation is Vista Exploration Corporation."

          "FIFTH:

     (a) The number of directors of the corporation shall be fixed from time to time by the Board of Directors.

     (b) The directors shall be divided into three classes, as nearly equal in number as possible. Upon filing these First Articles of Amendment with the Secretary of State of Colorado, the Board of Directors shall consist of three directors divided into three groups, classified as Class A, Class B and Class C. The Class A director shall hold office for three years or until the third annual election following his election; the Class B director shall hold office for two years or until the second annual election following his election; and the Class C director shall hold office for one year or until the first annual election following his election; and in each case, until his successor shall have been elected and qualified. Following the expiration of their initial terms, directors in each class shall be elected for terms of three years to succeed those whose terms expire.

     The initial directors in each class shall be as follows:

Class A
-------

Charles A. Ross, Sr.            11952 Farley
                                Shawnee Mission, Kansas 66213
Class B
-------

Vacancy

Class C
-------

Vacancy

     (c) Directors shall be removable in the manner provided by the corporation's bylaws."

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to its Articles of Incorporation to be signed by its President this ___ day of ______, 2001.

                                PRELIMINARY COPY
                                ----------------

                                     [Front]

PROXY                           BAIL CORPORATION                           PROXY
                                  11952 Farley
                          Shawnee Mission, Kansas 66213

           This Proxy is Solicited on Behalf of the Board of Directors

            For the Annual Meeting of Stockholders on August 10, 2001

     The undersigned hereby appoints Charles A. Ross, Sr., with the power to appoint his substitute, as proxy for the undersigned to vote all shares of Bail Corporation common stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on August 10, 2001, and at any reconvened meeting after any adjournment thereof, as directed on the matter referred to below and at their discretion on any other matters that may properly be presented at the meeting.

1. Election of Directors: Management has nominated the following person to stand for election. You may vote "for" or you may withhold your vote from this person and vote "for" a person nominated by others or write in your own nominee. To date, no one has been nominated by anyone other than management.

     Charles A. Ross, Sr.                         For          _____
                                                  Withhold     _____


2. Amendment of Articles of Incorporation to Change the Name of the Company:

     To approve an amendment to the Company's articles of incorporation to change the name of the Company to "Vista Exploration Corporation."

[ ]   FOR               [ ]   AGAINST               [ ]   ABSTAIN


3. Amendment of Articles of Incorporation for Staggered Board:

     To approve an amendment to the Company's articles of incorporation to prove for staggered terms for the Company's Board of Directors.

[ ]   FOR               [ ]   AGAINST               [ ]   ABSTAIN

                                     [Back]

     This proxy when properly executed will be voted in the manner directed by the undersigned stockholder.

     If this proxy is properly executed but no voting direction is given, this proxy will be voted "For" all director nominees listed on this proxy, the amendment to the articles of incorporation to change the name of the Company, and the amendment to the articles of incorporation to provide for a staggered Board of Directors.

     This proxy also confers discretionary authority to the proxy to vote on any other matters that may properly be presented at the meeting. As of the date of the accompanying proxy statement, Bail Corporation management did not know of any other matters to be presented at the meeting. If any other matters are properly presented at the meeting, this proxy will be voted in accordance with the recommendations of Bail Corporation's management.

     When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership or limited liability company, please sign in such name by an authorized person.

Please complete, date and sign this proxy card and return it promptly in the accompanying envelope.

Shareholder Name & Address:

___________________________________

___________________________________

___________________________________

Shares Owned: _____________________



                                      Dated: ___________________________________


                                             ___________________________________
                                                   Signature of Shareholder

                                             ___________________________________
                                                   Signature if held jointly